SUPPLEMENT DATED AUGUST 4, 2014
TO

PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Clearbridge Variable All Cap Value Portfolio that is available under your Contract.

The Board of Trustees, on behalf of the Clearbridge Variable All Cap Value Portfolio (the “Fund”), approved a proposal to reorganize the Fund into the Clearbridge Variable Large Cap Value Portfolio (the “Acquiring Fund”).

The reorganization is expected to occur on or about December 5, 2014. You can continue to purchase and redeem units of the Fund until two days prior to the date of the reorganization.

Please retain this supplement with your prospectus for future reference.

Futurity 8/2014